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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):     August 16, 2001
                                                           ---------------


                             ZANY BRAINY, INC.
                             -----------------
                (Exact Name of Registrant Specified in Charter)

Pennsylvania                        0-26185                23-2663337
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(State or Other                 (Commission File        (I.R.S. Employer
Jurisdiction of                     Number)            Identification No.)
Incorporation)




              2520 Renaissance Boulevard
              King of Prussia, Pennsylvania                19406

       --------------------------------------------    --------------
         (Address of Principal Executive Offices)        (Zip Code)




    Registrant's telephone number, including area code:    (610) 278-7800
                                                          -----------------


                                Not Applicable

       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.

On August 16, 2001, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") approved a sale of substantially all of our assets under Section 363 of the Bankruptcy Code and the assumption of certain of our liabilities under Section 365 of the Bankruptcy Code to an affiliate of The Right Start, Inc. ("Right Start"). Although on July 10, 2001 we announced our intent to proceed with a transaction involving Waterton Management, LLC, the Bankruptcy Court determined that Right Start's proposed transaction represented the highest and best offer for our assets and ordered the sale of our assets to Right Start. According to the Bankruptcy Court order, we will transfer substantially all of our employees, assets and certain liabilities, including post-petition trade payables and store leases, to a subsidiary of Right Start. We will utilize cash received from or at the direction of Right Start in exchange for our assets to pay off our existing Debtor-in-Possession facility, pay certain other expenses and obligations and, under a liquidating plan of reorganization, fund payments to our unsecured creditors.

As soon as practicable after the closing of the asset sale, we intend to file a liquidating plan of reorganization. Our existing shareholders will not receive any distribution pursuant to the plan.

The Bankruptcy Court order is attached as exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The parties are currently negotiating the terms of definitive documents.

The press release announcing the transaction is filed as exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

This Report on Form 8-K contains, in addition to historical information, forward-looking statements, including statements regarding our ability to pay off our DIP facility and certain other expenses and obligations, our filing of a liquidating plan of reorganization, the distribution to our unsecured creditors and the lack of distribution to our shareholders. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause such differences include, but are not limited to, challenges arising from our Chapter 11 filing, the execution of definitive documents, the need for support from our general unsecured creditors, the need for a final order to be entered by the Bankruptcy Court and any required regulatory approvals of the acquisition, as well as risks set forth in our filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to us as of the date of this report, and we assume no obligation to update these forward-looking statements.

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Item 7.         Financial Statements, Pro Forma Financial Information And
                Exhibits.

Exhibit No.     Exhibit
-----------     -------

99.1 Bankruptcy Court order dated August 16, 2001 (attachments omitted).

99.2            Press Release, Dated August 16, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZANY BRAINY, INC.


Date:   August 21, 2001                 BY:/s/   Thomas G. Vellios
      -------------------                  --------------------------------
                                           Thomas G. Vellios
                                           Chief Executive Officer and President

                                       4
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                                 EXHIBIT INDEX

Exhibit No.  Exhibit
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99.1         Bankruptcy Court order dated August 16, 2001 (attachments omitted).



99.2         Press Release, dated August 16, 2001.

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